Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2019
Miscellaneous liabilities [abstract]
Schedule of other liabilities

	2018	2019
	MCh$	MCh$

Accounts and notes payable	176,826	231,465
Securities unliquidated	106,071	134,253
Income received in advance (*)	5,743	125,418
Documents intermediated (**)	53,492	80,190
Cobranding	36,081	30,186
VAT payable	—	4.523
Insurance payments	992	1,157
Outstanding transactions	616	792
Others	18,984	23,683
Total	398,805	631,667

(*)	On January 28, 2019, Banco de Chile and its subsidiary Banchile Corredores de Seguros Ltda. informed that they have entered into a strategic alliance with the insurance companies Chubb Seguros Chile S.A. and Chubb Seguros de Vida Chile S.A. The framework of the strategic alliance establishes the general terms and conditions pursuant to which the Bank will grant, for a period of 15 years, exclusive access to the Companies to provide insurances to clients via face-to-face and digital channels of the Bank, through Banchile, as well as, granting access to existing clients of the Bank, subject to the exceptions agreed upon by the parties.

The aforementioned Agreement included an initial payment on the date of the signing of the contracts, in accordance with the terms and conditions thereof, and annual payments subject to compliance with insurance sales objectives during the agreement lifetime.

On June 4, 2019, Banco de Chile received the payment from the Insurance Companies for an amount of Ch$149,061 million, which was recorded according to IFRS 15. The related income is recognized at the time of providing access to existing clients to the Insurance Companies and over time, depending on compliance with the associated performance obligations.

(**)	This item mainly includes financing of simultaneous operations performed by subsidiary Banchile Corredores de Bolsa S.A.